UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
                       August 24, 2000
                     ------------------
              (Date of earliest event reported)


         LABORATORY CORPORATION OF AMERICA HOLDINGS
         ------------------------------------------
   (Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission         (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                    Number)


   358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
   -------------------------------------------------------
          (Address of principal executive offices)

                        336-229-1127
                        ------------
    (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

  On August 24, 2000, Laboratory Corporation of America-Registered Trademark- Holdings (LabCorp-Registered Trademark- ) announced that it has signed a multi-year national contract with Nashville-based HealthTrust Purchasing Group, L.P. (HPG), one of the country's largest group purchasing
organizations.   The  agreement  renews  LabCorp's  existing
reference laboratory relationship with HCA-The Healthcare Company and recent spinoffs Triad Hospitals, Inc. and LifePoint Hospitals, Inc. It also extends LabCorp's total
service   offerings   to   all  HPG  members.    HealthTrust
Purchasing   Group,  L.P.  membership  includes   hospitals,
surgery centers, clinics, physicians, integrated delivery networks, and affiliate members.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

 (c)  Exhibit
      20  Press release of the Company dated
          August 24, 2000.

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                         SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                         (Registrant)

               By: /s/BRADFORD T. SMITH
                  ------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer



Date: September 1, 2000

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